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                                                                   Exhibit 10.25

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                       MANAGEMENT STOCKHOLDERS' AGREEMENT













                            Dated as of June 16, 2000





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                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----

1.    Restrictions on Transfer of Common Stock................................2
      1.1.     General Restriction on Transfer................................2
      1.2.     Permitted Transferees..........................................2

2.    Sales of Common Stock to Company........................................3
      2.1.     The Management Stockholders' Rights............................3
      2.2.     Notice.........................................................3
      2.3.     Payment........................................................3

3.    Company's Rights To Purchase Shares And Cancel Options..................3
      3.1.     Company's Rights...............................................3
      3.2.     Determination of Purchase Price................................4
      3.3.     Notice.........................................................4
      3.4.     Payment........................................................5

4.    Tag-Along and Drag-Along Rights.........................................6
      4.1.     Tag-Along Rights...............................................6
      4.2.     Drag-Along Rights..............................................6

5.    Purchase Price..........................................................6
      5.1.     Appraisal......................................................6
      5.2.     Fair Market Value..............................................7
      5.3.     Notice to Stockholders.........................................8

6.    Prohibited Purchases....................................................8

7.    Involuntary Transfers...................................................9

8.    Intentionally Omitted..................................................10

9.    Termination of Rights and Obligations Under Certain
      Sections/Lock-Up.......................................................10

10.   Stock Certificate Legend...............................................10

11.   Covenant Regarding 83(b) Election......................................11

12.   Amendment and Modification.............................................11

13.   Parties................................................................12
      13.1.    Assignment by Company.........................................12
      13.2.    Assignment Generally..........................................12


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SECTION                                                                     PAGE
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      13.3.    Termination...................................................12
      13.4.    Agreements to Be Bound........................................12

14.   Recapitalizations, Exchanges, etc. Affecting the Common Stock..........13

15.   Transfer of Common Stock...............................................13

16.   Employment by Company..................................................13

17.   Offset.................................................................13

18.   Further Assurances.....................................................13

19.   Governing Law..........................................................13

20.   Invalidity of Provision................................................14

21.   Notices................................................................14

22.   Headings; Execution in Counterpart.....................................15

23.   Effectiveness of Voting Agreements.....................................15

24.   Entire Agreement.......................................................15

25.   Injunctive Relief......................................................15

26.   Defined Terms..........................................................15
      26.1.    Affiliate.....................................................15
      26.2.    Cause.........................................................15
      26.3.    Closing Date..................................................15
      26.4.    Disability....................................................15
      26.5.    Exchange Act..................................................16
      26.6.    Fair Market Value.............................................16
      26.7.    Initial Price.................................................16
      26.8.    Involuntary Transfer..........................................16
      26.9.    Majority Management Stockholders..............................16
      26.10.   Management Stockholder Party..................................16
      26.11.   Merger; Merger Agreement......................................16
      26.12.   Option Excess Price...........................................16
      26.13.   Permitted Assignee............................................16
      26.14.   Person........................................................16
      26.15.   Principal Stockholder.........................................17
      26.16.   Retirement....................................................17
      26.17.   Roll-Over Options.............................................17
      26.18.   Roll-Over Shares..............................................18
      26.19.   Transfer......................................................18
      26.20.   Vested........................................................18


                                       ii


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                       MANAGEMENT STOCKHOLDERS' AGREEMENT

          This MANAGEMENT STOCKHOLDERS' AGREEMENT (this "AGREEMENT"), dated as of June 16, 2000, by and among Dayton Superior Corporation, an Ohio corporation ("COMPANY"), Odyssey Investment Partners Fund, LP ("ODYSSEY"), and those employees of Company listed on Schedule A attached hereto (such employees, together with any persons who subsequently become parties to this Agreement and each of their respective Permitted Transferees, are referred to herein, collectively, as the "MANAGEMENT STOCKHOLDERS"). Schedule A shall be updated from time to time to include each Management Stockholder who becomes a party to this Agreement after the date hereof. Odyssey and the Management Stockholders are hereinafter referred to collectively as the "STOCKHOLDERS."

                                    RECITALS

          In connection with that certain Agreement and Plan of Merger, dated as of January 19, 2000, between Stone Acquisition Corp. ("STONE") and Company, as amended (such agreement, the "MERGER AGREEMENT" and the merger contemplated therein, the "MERGER"), as of the date of consummation of the Merger (the "CLOSING DATE"), each Management Stockholder listed on Schedule B attached hereto holds certain options to purchase shares of Class A common shares of Company, without par value (the "COMMON STOCK"), as set forth on Schedule B attached hereto, which options were held by such Management Stockholder immediately prior to the Merger and which options shall be exercisable in full and remain outstanding immediately following the Merger (the "ROLL-OVER OPTIONS"). Each Roll-Over Option will be subject to the terms of the 2000 Stock Option Plan of Dayton Superior Corporation, as the same may be amended from time to time (the "2000 PLAN"), and will remain subject to the terms of any applicable written option agreement between Company and the applicable Management Stockholder, as the same may be amended from time to time, and will be subject to the provisions of this Agreement. In addition, effective as of the Closing Date, Company is granting to certain employees options to purchase Common Stock pursuant to the terms of the 2000 Plan and a Stock Option Agreement between Company and such Management Stockholder, and Company may in the future grant additional options to purchase Common Stock to certain employees. As used in this Agreement, "Options" shall mean all options to purchase Common Stock granted to or held by a Management Stockholder at any time when this Agreement is in effect (including, where applicable, Roll-Over Options).

          Further, in connection with the Merger, each Management Stockholder listed on Schedule C hereto holds certain shares of Common Stock, as set forth on such Schedule C, which stock was by operation of the Merger exchanged for the same number of Series A Preferred Shares of the Company, without par value, held by such Management Stockholder immediately prior to the Merger (such stock, the "ROLL-OVER SHARES;" and together with any shares of Common Stock acquired by such Management Stockholder upon exercise of Roll-Over Options, the "ROLL-OVER EQUITY").

          Capitalized terms used herein without definition elsewhere in this Agreement are defined in Section 26.


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          NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, and to implement the foregoing, the parties hereto agree as follows:

                                    AGREEMENT

1.   RESTRICTIONS ON TRANSFER OF COMMON STOCK.

     1.1. GENERAL RESTRICTION ON TRANSFER. No shares of Common Stock now or hereafter owned by any Management Stockholder nor any interest therein nor any rights relating thereto may be Transferred, except for (a) Transfers to a Permitted Transferee pursuant to Section 1.2, (b) sales of shares of Common Stock to Company pursuant to Section 2 or 3, (c) a pledge of shares of Common Stock to Company to secure indebtedness of such Management Stockholder owing to Company or (d) Transfers to a third party pursuant to Section 4.1. Any attempt to Transfer any shares of Common Stock not in compliance with this Agreement shall be null and void and neither Company nor any transfer agent shall give any effect in the Company's stock records to such attempted Transfer.

     1.2. PERMITTED TRANSFEREES.

          (a) TRUST, CORPORATION, PARTNERSHIP, ETC. Subject to Section 13.4, a Management Stockholder may Transfer any shares of Common Stock or any interest therein (i) in a Transfer in compliance with applicable federal and state securities law for estate-planning purposes of such Management Stockholder, and with the prior written consent of the Compensation Committee of the Board of Directors of Company (the "COMMITTEE"), which consent shall not be unreasonably withheld, to (x) a trust under which the distribution of the shares of Common Stock may be made only to beneficiaries who are such Management Stockholder, his or her spouse, his or her parents, members of his or her immediate family or his or her lineal descendants ("PERMITTED FAMILY MEMBERS"), (y) a corporation the stockholders of which are only Permitted Family Members or (z) a partnership the partners of which are only Permitted Family Members or (ii) in case of his or her death, by will or by the laws of intestate succession, to his or her executors, administrators, testamentary trustees, legatees or beneficiaries (each such person and entity a "PERMITTED TRANSFEREE" and collectively, the "PERMITTED TRANSFEREES"); PROVIDED, HOWEVER, that in each such case, the shares of Common Stock so Transferred shall be subject to all provisions of this Agreement as though the transferring Management Stockholder were still the holder of such shares.

          (b) SECURITY AGREEMENTS. Subject to Section 13.4, a Management Stockholder may pledge any or all shares of Common Stock now or hereafter owned by him or her or grant a security interest therein to secure indebtedness of such Management Stockholder owing to a bank or other financial institution approved by Company so long as such indebtedness was incurred for the purpose of paying all or part of the purchase price of such shares of Common Stock or for the purpose of refinancing indebtedness incurred for such purpose, PROVIDED, HOWEVER, that any transferee pursuant to this Section 1.2(b) shall acquire only a security interest in such shares of Common Stock entitling such transferee to the proceeds from any sale of such shares of Common Stock made in compliance with the terms of this Agreement and any proceeds of any distribution


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to stockholders on account of the stock in any liquidation as a result of any bankruptcy proceeding or the winding up of affairs of Company, but not title to such shares of Common Stock or any other rights incident thereto. The pledge agreements or other related financing agreements of any Management Stockholder shall be subject to, and acknowledge, the rights of Company and the other Stockholders set forth herein.

2.   SALES OF COMMON STOCK TO COMPANY.

     2.1. THE MANAGEMENT STOCKHOLDERS' RIGHTS. Subject to all subsections of this Section 2 and of Section 6, if the employment of a Management Stockholder with Company or any of its subsidiaries is terminated as a result of (i) termination by Company or any such subsidiary without Cause or (ii) the death, Disability or Retirement of such Management Stockholder, such Management Stockholder and his or her Permitted Transferees shall have the right to sell to Company, and Company shall have the obligation to purchase, in a single transaction, from all such Management Stockholder Parties, at their Fair Market Value, all, but not less than all, shares of Common Stock (including Roll-Over Equity, where applicable) held by such Management Stockholder Parties that have been held by one or more of such Management Stockholder Parties for at least six months as of the date of the notice described in Section 2.2.

     2.2. NOTICE. If any Management Stockholder and his or her Permitted Transferees desire to sell shares of Common Stock pursuant to Section 2.1, they shall so notify Company in writing, in a single notice signed by all such Management Stockholder Parties, not more than 15 months after the effective date of such Management Stockholder's termination of employment (or such later date as mutually agreed to by such Management Stockholder and Company) and shall specify the number of shares of Common Stock each such Management Stockholder Party owns.

     2.3. PAYMENT.

          Subject to Section 6, payment for shares of Common Stock sold by a Management Stockholder Party pursuant to Section 2.1 shall be made on or prior to the date 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of the receipt by Company of the notice described in Section 2.2; PROVIDED, HOWEVER, that if such payment is being made pursuant to Section 5.2(c), then such payment shall be made on or prior to the date that is 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of the determination of Fair Market Value.

3.   COMPANY'S RIGHTS TO PURCHASE SHARES AND CANCEL OPTIONS.

     3.1. COMPANY'S RIGHTS.

          (a) Subject to all subsections of this Section 3 and of Section 6, if the employment of a Management Stockholder with Company or any of its subsidiaries is terminated for any reason, Company shall have the right, in a single transaction at any time during the 15 months following the effective date of such termination of employment (except as provided in Section 3.1(b)) (i) to purchase from such Management Stockholder and his or her Permitted


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Transferees, and each such Management Stockholder Party shall have the obligation to sell to Company, all, but not less than all, of each such Management Stockholder Party's shares of Common Stock in exchange for the purchase price set forth in Section 3.2, and (ii) to cancel all, but not less than all, of each such Management Stockholder Party's Vested Options (or Vested portion thereof) in exchange for payment of the Option Excess Price, pursuant to this Section 3.

          (b) Notwithstanding anything to the contrary in this Section 3, in the event Company or any of its subsidiaries terminates the Management Stockholder's employment without Cause and the Fair Market Value of a share of Common Stock determined pursuant to Section 5.2(a) or (c), as applicable, is less than the Initial Price of any share of Roll-Over Equity held by such Management Stockholder or his or her Permitted Transferees, Company shall not be entitled to purchase any Roll-Over Shares or cancel any Roll-Over Options held by such Management Stockholder Parties until the expiration of the 15-month period following the date of termination of such Management Stockholder's employment, and thereafter, in a single transaction at any time during the 6 months following the expiration of such 15-month period, shall have the right to purchase all, but not less than all, of each such Management Stockholder Party's Roll-Over Shares in exchange for the purchase price set forth in Section 3.2 and to cancel all, but not less than all, of each such Management Stockholder Party's Roll-Over Options in exchange for payment of the Option Excess Price, pursuant to this Section 3.

     3.2. DETERMINATION OF PURCHASE PRICE.

          (a) If such Management Stockholder's employment with Company or any of its subsidiaries is terminated as a result of (i) the termination of employment by Company or one of its subsidiaries without Cause or (ii) the death, Disability or Retirement of such Management Stockholder, the purchase price for shares of Common Stock will be the Fair Market Value of a share of Common Stock.

          (b) If such Management Stockholder's employment with Company or any of its subsidiaries is terminated as a result of (i) the termination of employment by Company or one of its subsidiaries for Cause or (ii) the resignation of such Management Stockholder, the purchase price for each share of Common Stock (including Roll-Over Shares) will be the lesser of the Fair Market Value of a share of Common Stock and the Initial Price of such share of Common Stock.

     3.3. NOTICE.

          (a) Subject to Section 3.1(b), if Company desires to purchase shares of Common Stock from any Management Stockholder Party and/or to cancel Options held by him, her or it pursuant to Section 3.1(a), it shall so notify each such Management Stockholder Party not more than 15 months after the effective date of the termination of such Management Stockholder's employment (or such later date as mutually agreed to by such Management Stockholder and Company).

          (b) If Company desires to purchase shares of Common Stock from any Management Shareholder Party and/or to cancel Options held by him, her or it pursuant to Section 3.1(b), it shall so notify each such Management Stockholder Party not more than 6



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months after the end of the 15-month period described in Section 3.1(b) (or such later date as mutually agreed to by such Management Stockholder and Company).


     3.4. PAYMENT.

          (a) Subject to Section 6, payment pursuant to this Section 3 by reason of an event described in Section 3.2(a) shall be made on or prior to the date 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of the receipt by such Management Stockholder Party of Company's notice of such purchase of Common Stock and/or cancellation of Options pursuant to Section 3.3(a) or (b), as applicable; PROVIDED, HOWEVER, that if such payment is being made pursuant to Section 5.2(c), then such payment shall be made on or prior to the date that is 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of determination of Fair Market Value.

          (b) Subject to Section 6, and in the sole discretion of the Committee, payment pursuant to this Section 3 by reason of an event described in Section 3.2(b) shall be made as follows (or on a more accelerated schedule if the Committee so elects):

              (i) if the date of termination occurs prior to the third anniversary of the Closing Date, then one-third of the aggregate purchase price of the purchased shares and Option Excess Value shall be paid within 30 days following each of the third, fourth and fifth anniversaries of the Closing Date;

              (ii) if the date of termination occurs on or after the third anniversary of the Closing Date and prior to the fourth anniversary of the Closing Date, then (x) two-thirds of the aggregate purchase price of the purchased shares and Option Excess Value shall be paid within 30 days following such fourth anniversary and (y) one-third of such aggregate payment amount shall be paid within 30 days following the fifth anniversary of the Closing Date;

              (iii) if the date of termination occurs on or after the fourth anniversary of the Closing Date and prior to the fifth anniversary of the Closing Date, then the aggregate purchase price of the purchased shares and Option Excess Value shall be paid within 30 days following such fifth anniversary; and

              (iv) if the date of termination occurs on or after the fifth anniversary of the Closing Date, then the aggregate purchase price of the purchased shares and Option Excess Value shall be paid contemporaneously with the surrender of the certificates representing the purchased shares and evidence of cancellation of such Options;


PROVIDED, HOWEVER, that if such payment is being made pursuant to
Section 5.2(c), the first payment (or, in the event of payment pursuant to Section 3.4(b)(iii) or (iv), the payment) shall be made on or prior to the date that is 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of determination of Fair Market Value.

          (c) Any payments required to be made by Company under Section 3.4(b) (other than payments made under the terms of a note issued by Company pursuant to Section 6)


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shall accrue simple interest at a rate per annum equal to the mid-term applicable federal rate determined pursuant to Section 1274 of the Code as of the first day any payment is due on the amounts not paid from the date of the Notice pursuant to Section 3.3 to the date Company makes such payments. All payments of interest accrued hereunder (other than interest on any note issued by Company pursuant to Section 6) shall be paid only at the date or dates of payment by Company for the shares of Common Stock being purchased.

4.   TAG-ALONG AND DRAG-ALONG RIGHTS.

     4.1. TAG-ALONG RIGHTS. No Principal Stockholder may sell any shares of Common Stock to one or more third parties if such shares, together with all shares of Common Stock previously sold by Principal Stockholders to one or more third parties, would represent more than 25% of the aggregate number of shares of Common Stock held by the Principal Stockholders immediately after the Closing Date (as adjusted to reflect any stock dividend, split, reverse split, combination, recapitalization, reclassification of shares or capital contributions), UNLESS each Management Stockholder is offered a PRO RATA right (calculated by reference to the aggregate number of shares of Common Stock held, and shares of Common Stock underlying Roll-Over Options held, by such Management Stockholder and his or her Permitted Transferees at the time of such sale) to participate in such sale for a purchase price per share of Common Stock and on other terms and conditions not less favorable to such Management Stockholder than those applicable to the Principal Stockholders. For the purposes of this
Section 4.1, a sale to a "third party" shall not include a sale to any Permitted Assignee, a sale pursuant to an effective registration statement (a "REGISTRATION STATEMENT") under the Securities Act of 1933, as amended (the "SECURITIES ACT") or a sale to the public pursuant to Rule 144 under the Securities Act.

     4.2. DRAG-ALONG RIGHTS. If any Principal Stockholder proposes to sell to one or more third parties shares of Common Stock which, together with all shares of Common Stock previously sold by the Principal Stockholders to one or more third parties, would represent more than 25% of the aggregate number of shares of Common Stock held by the Principal Stockholders immediately after the Closing Date (as adjusted to reflect any stock dividend, split, reverse split, combination, recapitalization, reclassification of shares or capital contributions), then, if requested by the Principal Stockholders, each Management Stockholder Party shall be required to join the Principal Stockholders in such sale on a PRO RATA basis (calculated by reference to the aggregate number of shares of Common Stock held by, and shares of Common Stock underlying Roll-Over Options held by, each Management Stockholder Party at the time of such sale) for a purchase price per share of Common Stock and on other terms and conditions not less favorable to each Management Stockholder Party than those applicable to the Principal Stockholders. For the purposes of this
Section 4.2, a sale to a "third party" shall not include a sale to any Permitted Assignee or a sale pursuant to a Registration Statement.

5.   PURCHASE PRICE.

     5.1. APPRAISAL. Company shall engage, from time to time, but not less often than once with respect to every fiscal year commencing with the fiscal year ending on December 31, 2000, and not later than 90 days after the end of each fiscal year, an independent valuation consultant or appraiser of recognized national standing selected by the Compensation Committee (the


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"APPRAISER") to appraise the Fair Market Value of a share of Common Stock as of the last day of the fiscal year then most recently ended or, at the request of Company, as of any more recent date (the "APPRAISAL DATE") and to prepare and deliver a report to Company describing the results of such appraisal (the "APPRAISAL").

     5.2. FAIR MARKET VALUE.

          (a) The "FAIR MARKET VALUE" of a share of Common Stock determined for purposes of Section 2 and 3 hereof shall be (i) the fair market value of the entire Common Stock equity interest of Company taken as a whole, without additional premiums for control or discounts for minority interests or restrictions on transfer, divided by (ii) the number of outstanding shares of Common Stock, calculated on a fully-diluted basis. Except as set forth in subsections (b), (c) and (d) of this Section 5.2, the Fair Market Value of a share of Common Stock shall be calculated with reference to the most recent Appraisal and as of the most recent Appraisal Date prior to the termination of the relevant Management Stockholder's employment (or as of the first Appraisal and the first Appraisal Date in the event that such termination occurs prior to December 31, 2000).

          (b) For the purposes of Section 7, the Fair Market Value of a share of Common Stock shall be calculated with reference to the most recent Appraisal and as of the most recent Appraisal Date prior to the date of the Involuntary Transfer.

          (c) Except as set forth in subsection (d) of this Section 5.2, beginning with the fiscal year commencing January 1, 2001, if the effective date of termination of the relevant Management Stockholder's employment is on or after the first day of the seventh month of any fiscal year, the Fair Market Value of a share of Common Stock shall equal the sum of (i) the Appraisal determined as of the most recent Appraisal Date prior to the effective date of such termination of employment (the PRIOR APPRAISAL DATE") and (ii) the product of (A) the increase (or decrease) in the Fair Market Value from such Prior Appraisal Date to the Appraisal Date next following the effective date of such termination of employment and (B) a fraction, the denominator of which is the number of days in the period between the Appraisal Dates immediately preceding and following the effective date of such termination of employment and the numerator of which is the number of days elapsed from the Prior Appraisal Date through the effective date of such termination of employment.

          (d) Notwithstanding any provision to the contrary in this Section 5.2, solely for purposes of Section 2, in the event Company or any of its subsidiaries terminates a Management Stockholder's employment without Cause and the Fair Market Value of a share of Common Stock as determined pursuant to
Section 5.2(a) or (c), as applicable and without regard to this Section 5.2(d), is less than the Initial Price of any share of Roll-Over Equity held by such Management Stockholder or his or her Permitted Transferees, the purchase price to be paid by Company upon the purchase of Common Stock pursuant to Section 2.1 shall be (i) the Fair Market Value of a share of Common Stock calculated with reference to the most recent Appraisal and as of the most recent Appraisal Date prior to the date of Company's receipt of the notice described in Section 2.2 or
(ii) if the date of the notice described in Section 2.2 is on or after the first day of the seventh month of any fiscal year, the Fair Market Value shall be calculated as


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described in Section 5.2(c) as if the date of Company's receipt of such notice is the effective date of termination of employment of such Management
Stockholder.

     5.3. NOTICE TO STOCKHOLDERS. Promptly after receipt of each Appraisal, Company shall deliver to each Management Stockholder a copy of the letter as to value included with the Appraisal.


6. PROHIBITED PURCHASES. Notwithstanding anything to the contrary herein, Company shall not be permitted or obligated to purchase any shares of Common Stock or pay the Option Excess Value for any Options held by any Management Stockholder Party hereunder to the extent (a) Company is prohibited from making such payment by applicable law or by any debt instruments or agreements, including any amendment, renewal, extension, substitution, refinancing, replacement or other modification thereof (the "FINANCING DOCUMENTS") entered into by Company in connection with the Merger or thereafter (provided, however, that Company will use reasonable efforts in negotiating such Financing Documents to have such repurchases be permitted), (b) a default has occurred under any Financing Document and is continuing, (c) the making of such payment would, or in the opinion of the Committee might, result in the occurrence of an event of default under any Financing Document or create a condition which would, or in the opinion of the Committee might, with notice or lapse of time or both, result in such an event of default or (d) the making of such payment would, in the reasonable opinion of the Committee, be imprudent in view of the financial condition (present or projected) of Company or the anticipated impact of making such payment on Company's ability to meet its respective obligations under any Financing Document. If payments to be made with respect to the purchase of shares of Common Stock and/or cancellation of Options which Company has the right or obligation to purchase and cancel on any date exceed the total amount permitted to be paid on such date pursuant to the preceding sentence (the "MAXIMUM AMOUNT"), Company shall make payments on such date only up to the Maximum Amount (and shall not be required to make any payment in excess of the Maximum Amount) in such amounts as the Committee shall determine in good faith applying the following order of priority:

          (a) First, payment for the purchase of the shares of Common Stock that are Roll-Over Shares and cancellation of Roll-Over Options, which shares are being repurchased and/or which Options are being cancelled by Company by reason of the Management Stockholder's termination of employment for any reason and, to the extent that such amount (but for this Section 6) exceeds the Maximum Amount, such Shares of Roll-Over Equity and Roll-Over Options PRO RATA among all similarly situated Management Stockholders (on the basis of the aggregate number of Roll-Over Shares and number of shares of Common Stock underlying Roll-Over Options held by each such Management Stockholder (and his or her Permitted Transferees));

          (b) Second, to the extent that the Maximum Amount is in excess of the amount Company pays pursuant to clause (a) above, payment for the purchase of the shares of Common Stock and cancellation of Options of all Management Stockholder Parties whose shares of Common Stock are being purchased and Options are being cancelled by Company by reason of termination of employment due to death or Disability and, to the extent that such amount (but for this Section 6) exceeds the Maximum Amount, such shares of Common Stock and Options

PRO RATA among all similarly situated Management Stockholders (on the basis of the number of shares of Common Stock and number of shares underlying Options held by each such Management Stockholder (and his or her Permitted Transferees));

          (c) Third, to the extent that the Maximum Amount is in excess of the amount Company pays pursuant to clauses (a) and (b) above, payment for the purchase of the shares of Common Stock and cancellation of Options of all Management Stockholder Parties whose shares of Common Stock are being purchased and Options are being cancelled by Company by reason of termination of employment without Cause or due to Retirement up to the Maximum Amount and, to the extent that such amount (but for this Section 6) exceeds the Maximum Amount, such shares of Common Stock and Options PRO RATA among all similarly situated Management Stockholders (on the basis of the number of shares of Common Stock and shares of Common Stock underlying Options held by each such Management Stockholder (and his or her Permitted Transferees)); and

          (d) Fourth, to the extent the Maximum Amount is in excess of the amounts Company pays pursuant to clauses (a), (b) and (c) above, the shares of Common Stock and Options of all other Management Stockholder Parties whose shares of Common Stock are being purchased and/or Options being cancelled by Company up to the Maximum Amount and, to the extent that such payments (but for this Section 6) exceed the Maximum Amount, the shares of Common Stock and Options held by such Management Stockholder Parties in such order of priority and in such amounts as the Committee, in its sole discretion, shall in good faith determine to be appropriate under the circumstances.

          Notwithstanding anything to the contrary contained in this Agreement, if Company is unable to make any payment when due to any Management Stockholder Party under this Agreement by reason of this Section 6, Company shall issue a note to such Management Stockholder Party for the amount of such payment, the terms of which note shall be acceptable to the lenders party to the Financing Documents and shall not result in a breach or violation of any of the Financing Documents. A note issued to a Management Stockholder Party by Company under this
Section 6 shall bear simple interest at a rate per annum equal to the mid-term applicable federal rate determined pursuant to Section 1274 of the Code as of the first day any payment is due on the date of such note to the date such payment is made, and such note will remain outstanding until the earliest practicable date on which Company is able to make payment therefor. All payments of interest accrued hereunder shall be paid only at the date of payment by Company for the shares of Common Stock being purchased and Options being canceled.

7. INVOLUNTARY TRANSFERS. In the case of any transfer of title or beneficial ownership of shares of Common Stock upon default, foreclosure, forfeit, divorce, court order or otherwise than by a voluntary decision on the part of a Management Stockholder Party (each, an "INVOLUNTARY TRANSFER"), Company shall have the right to purchase such shares pursuant to this Section 7. Upon the Involuntary Transfer of any shares of Common Stock, such Management Stockholder Party shall promptly (but in no event later than two days after such Involuntary Transfer) furnish written notice (the "NOTICE") to Company indicating that the Involuntary Transfer has occurred, specifying the name of the person to whom such shares have been transferred (the "INVOLUNTARY TRANSFEREE"), giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer. Upon the receipt of the Notice, and for 60 days thereafter, Company shall have the right to purchase, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the shares of Common Stock acquired by the Involuntary Transferee for a purchase price equal to the lesser of (a) the Fair Market Value of such shares of Common Stock as determined pursuant to the Appraisal as of the most recent Appraisal Date prior to the date of the Involuntary Transfer and (b) the amount of the indebtedness or other liability that gave rise to the Involuntary Transfer plus the excess, if any, of the Initial Price of such shares of Common Stock over the amount of such indebtedness or other liability that gave rise to the Involuntary Transfer.

8.   INTENTIONALLY OMITTED

9.   TERMINATION OF RIGHTS AND OBLIGATIONS UNDER CERTAIN SECTIONS/LOCK-UP.

          (a) All rights and obligations pursuant to Sections 1, 2, 3, 4, 5, 7 and 13.4 of this Agreement shall terminate upon the closing of a public offering pursuant to a Registration Statement (a "REGISTRATION") that covers (together with prior Registrations) (i) not less than 50% of the outstanding shares of Common Stock, on a fully-diluted basis or (ii) shares of Common Stock that, after the closing of such public offering, will be traded on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation System or any successor to one of the foregoing (a "QUALIFIED REGISTRATION").

          (b) Each Management Stockholder agrees that, if any shares of Common Stock (or securities convertible into or exchangeable for Common Stock) are offered to the public pursuant to an effective Registration Statement, such Management Stockholder will not effect any public sale or distribution of any shares of Common Stock not covered by such Registration Statement within 7 days prior to, or within 180 days after, the effective date of such Registration Statement, unless otherwise agreed to in writing by the Committee.

10. STOCK CERTIFICATE LEGEND. A copy of this Agreement shall be filed with the Secretary of Company and kept with the records of Company. Each certificate representing shares of Common Stock owned by any Management Stockholder shall bear upon its face the following legends, as appropriate:

      (i) THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS, IN THE OPINION OF COUNSEL TO THE STOCKHOLDER, WHICH COUNSEL MUST BE, AND THE FORM AND SUBSTANCE OF WHICH OPINION ARE, SATISFACTORY TO THE ISSUER, SUCH

          OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT, SUCH LAWS AND THE MANAGEMENT STOCKHOLDERS' AGREEMENT DATED AS OF JUNE 16, 2000 BY AND AMONG DAYTON SUPERIOR CORPORATION, ODYSSEY INVESTMENT PARTNERS FUND, LP AND THOSE EMPLOYEES OF THE COMPANY LISTED ON SCHEDULE A ATTACHED THERETO, AS AMENDED FROM TIME TO TIME (THE "MANAGEMENT STOCKHOLDERS' AGREEMENT").

     (ii) THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER CONDITIONS, AS SPECIFIED IN THE MANAGEMENT STOCKHOLDERS' AGREEMENT, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE ISSUER AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SHARES UPON WRITTEN REQUEST, WITHIN 5 DAYS OF SUCH REQUEST.


    (iii) THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND OR RIGHTS."

In addition, certificates representing shares of Common Stock owned by residents of certain states shall bear any legends required by the laws of such states.

     All stockholders shall be bound by the requirements of such legends. Upon a Registration that covers any shares of Common Stock held by a Management Stockholder Party, the certificate representing such registered shares shall be replaced, at the expense of Company, with certificates not bearing the legends required by Sections 10(i) and 10(ii).



11. COVENANT REGARDING 83(b) ELECTION. Each Management Stockholder hereby covenants and agrees that if he or she makes an election as provided pursuant to Treasury Regulation 1.83-2 with respect to the Common Stock acquired upon exercise of his or her Options, he or she will furnish Company with copies of the forms of election he or she files within 30 days after such exercise of the Options and with evidence that any such election has been filed in a timely manner.

12. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by written agreement of Company, Odyssey and the Majority Management Stockholders. If Company, Odyssey and such Majority Management Stockholders shall have so agreed, Company shall notify all other Management Stockholders promptly after such amendment, modification or supplement shall take effect.


13.  PARTIES.

     13.1. ASSIGNMENT BY COMPANY. Company shall have the right to assign to one or more Permitted Assignees, and/or the right to cause one or more Permitted Assignees to assume, all or any portion of its rights and obligations under Sections 2, 3, and 7, provided that any such assignment or assumption is accepted by the proposed assignee or assignees. If Company has not exercised its right to purchase shares of Common Stock pursuant to any such Sections within 20 days of receipt by Company of the letter or notice giving rise to such right (or, in the case of Section 3, the giving of notice by Company), then Odyssey shall have the right to require Company to assign such right to one or more Permitted Assignees. If such right to purchase is assigned to a Permitted Assignee or Permitted Assignees pursuant to this Section 13.1, such Permitted Assignee or Permitted Assignees shall be deemed to be Company for purposes of such purchases under Section 2, 3 or 7, as the case may be.

     13.2. ASSIGNMENT GENERALLY. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; PROVIDED, that Company shall not be permitted to assign this Agreement without the consent of Odyssey, and no Management Stockholder shall be permitted to assign any of his or her obligations pursuant to this Agreement without the prior written consent of Odyssey, unless such assignment is in connection with a Transfer explicitly permitted by this Agreement and, prior to such assignment, such assignee complies with the requirements of Section 13.4.

     13.3. TERMINATION. Any party to, or person who is subject to, this Agreement who ceases to own any shares of Common Stock, Options or any interest therein shall cease to be a party to, or person who is subject to, this Agreement and thereafter shall have no rights or obligations hereunder; PROVIDED, HOWEVER, that a Transfer by a Management Stockholder of shares of Common Stock not explicitly permitted under this Agreement shall not relieve such Management Stockholder of any of his or her obligations hereunder.

     13.4. AGREEMENTS TO BE BOUND. Notwithstanding anything to the contrary contained in this Agreement, any Transfer of shares by a Management Stockholder shall be permitted under the terms of this Agreement only if the transferee (i) shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption reasonably satisfactory in substance and form to Company and (ii) shall cause his or her spouse, if any, to execute a spousal waiver in form and substance satisfactory to the Committee, if such transferee is an individual who resides in a state with a community property system. Upon the execution of the instrument of assumption by such transferee and, if applicable, the spousal waiver by the spouse of such transferee, such transferee shall be deemed to be a Management Stockholder for all purposes of this Agreement except that all provisions that relate to termination of employment of a Management Stockholder and the effects thereof shall continue to apply to such Management Stockholder transferor and not to such transferee.

14. RECAPITALIZATIONS, EXCHANGES, ETC. AFFECTING THE COMMON STOCK. Except as otherwise provided herein, the provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) the shares of Common Stock and
(b) any and all shares of capital stock of Company or any successor or assign of Company (whether by merger, consolidation, sale of assets or otherwise) or a parent company of the Company which may be issued in respect of, in exchange for, or in substitution for the shares of Common Stock, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Except as otherwise provided herein, this Agreement is not intended to confer upon any person, except for the parties hereto, any rights or remedies hereunder.


15. TRANSFER OF COMMON STOCK. If at any time Company purchases any shares of Common Stock pursuant to this Agreement, Company may pay the purchase price determined under this Agreement for the shares of Common Stock it purchases by wire transfer of funds or Company check in the amount of the purchase price, and upon receipt of payment of such purchase price or, pursuant to Section 3.4 or
Section 6, any portion thereof, the selling Management Stockholder Party shall deliver the certificates representing the number of shares of Common Stock being purchased in a form suitable for transfer, duly endorsed in blank, and free and clear of any lien, claim or encumbrance. Notwithstanding anything in this Agreement to the contrary, Company shall not be required to make any payment for shares of Common Stock purchased hereunder until delivery to it of the certificates representing such shares. If Company is purchasing less than all the shares of Common Stock represented by a single certificate, Company shall deliver to the selling Management Stockholder a certificate for any unpurchased shares of Common Stock.

16. EMPLOYMENT BY COMPANY. Nothing contained in this Agreement (i) obligates Company or any subsidiary of Company to employ any Management Stockholder in any capacity whatsoever or (ii) prohibits or restricts Company (or any of its subsidiaries) from terminating the employment, if any, of any Management Stockholder at any time or for any reason whatsoever, with or without Cause, and each Management Stockholder hereby acknowledges and agrees that neither Company nor any other Person has made any representations or promises whatsoever to any Management Stockholder concerning his or her employment or continued employment by Company.

17. OFFSET. Company shall be permitted to offset and reduce from any amounts payable to a Management Stockholder and/or his or her Permitted Transferees, the amount of any indebtedness or other obligation or payment owing to Company by such Management Stockholder.

18. FURTHER ASSURANCES. Each party hereto or person subject hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

19. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder and the persons subject hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio, without giving effect to the choice of law principles thereof.

20. INVALIDITY OF PROVISION. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

21. NOTICES. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally, (ii) mailed, certified or registered mail with postage pre-paid, (iii) sent by next-day or overnight mail or delivery or (iv) sent by facsimile, as follows:

          (a)  If to Company, to it at:

               Dayton Superior Corporation 7777
               Washington Village Drive, Suite 130
               Dayton, Ohio 45459
               Facsimile: (937) 428-6360
               Attention: Corporate Secretary

               with a copy to:

               Odyssey Investment Partners Fund, LP
               280 Park Avenue
               West Tower, 38th Floor
               New York, New York 10017
               Facsimile: (212) 351-7925

              Attention: William Hopkins


          (b) If to a Management Stockholder, to him or her at the address listed on the signature page hereto or as such Management Stockholder shall designate to Company in writing, with a copy to Odyssey at its address indicated herein.

          (c)  If to Odyssey, to it at:

               Odyssey Investment Partners Fund, LP
               280 Park Avenue
               West Tower, 38th Floor
               New York, New York 10017
               Facsimile: (212) 351-7925
               Attention: William Hopkins

               with a copy to:

               Latham & Watkins
               885 Third Avenue
               New York, New York 10022
               Facsimile: (212) 751-4864
               Attention: Maureen A. Riley, Esq.

or to such other person or address as any party shall specify by notice in writing to Company in accordance with this Section 21. All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery, on the day after such delivery, (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered,
(z) if by facsimile, on the next day following the day on which such facsimile was sent, provided that a copy is also sent by certified or registered mail.

22. HEADINGS; EXECUTION IN COUNTERPART. The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

23. EFFECTIVENESS OF VOTING AGREEMENTS. Any provision contained herein which shall be deemed to be a "voting trust" or "voting agreement" (as provided in Chapter 1701 of the Ohio Revised Code) shall be effective, pursuant to this Agreement or pursuant to any extension entered into in accordance with such law, only for so long a period as provided for in such law.

24. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to the subject matter contained herein, including, without limitation, those certain letter agreements and Management Compensation and Equity Term Sheets dated as of January 19, 2000 by and between Stone Acquisition Corporation and any Management Stockholder and the provisions regarding Options set forth in those certain letter agreements pertaining to enhanced severance benefits dated January 19, 2000 by and between Company and any Management Stockholder, if any, and it is the understanding of all parties hereto that any such prior agreement or provision in such prior agreement is hereby terminated, null and void as of the Closing Date.

25. INJUNCTIVE RELIEF. The shares of Common Stock cannot readily be purchased or sold in the open market, and for that reason, among others, Company, Odyssey, and the Management Stockholders will be irreparably damaged in the event this Agreement is not specifically enforced. Each of the parties therefore agrees that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which Company, Odyssey or the Management Stockholders may have. Each Management Stockholder hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts in Ohio for the purposes of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof. Each Management Stockholder hereby consents to service of process by mail made in accordance with Section 21.

26. DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings ascribed to them below:

     26.1. AFFILIATE. "Affiliate" shall mean, with respect to any Person, a Person directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such Person, and with respect to Company, also any entity designated by the Board in which Company or one of its Affiliates has an interest, and with respect to Odyssey, also any Affiliate of any partner of Odyssey.


     26.2. CAUSE. The term "Cause," used in connection with the termination of employment of a Management Stockholder, shall mean a termination of such Management Stockholder's employment by Company or any of its subsidiaries due to the Management Stockholder's (i) willful or gross misconduct or material failure in the performance of his duties and responsibilities to Company, other than any such failure resulting from such Management Stockholder's Disability, which misconduct or failure continues beyond 14 days after Company notifies such Management Stockholder, in writing, of Company's finding of such misconduct or failure; or (ii) conviction of or plea of guilty or nolo contendre to, a felony, or a crime involving moral turpitude; or (iii) fraud or personal dishonesty involving Company's assets.

     26.3. CLOSING DATE. The "Closing Date" is defined in the Recitals hereto.

     26.4. DISABILITY. The termination of the employment of any Management Stockholder by Company or any of its subsidiaries shall be deemed to be by reason of a "Disability" if, as a result of such Management Stockholder's incapacity due to reasonably documented physical or mental illness, such Management Stockholder shall have been unable for more than six months within any 12-month period to perform his or her duties with Company or such subsidiary on a full-time basis and within 30 days after written notice of termination has been given to such Management Stockholder, such Management Stockholder shall not have returned to the full-time performance of his or her duties.

     26.5. EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     26.6. FAIR MARKET VALUE. "Fair Market Value" shall have the meaning set forth in Section 5.2.

     26.7. INITIAL PRICE. "Initial Price" with respect to a share of Common Stock means: (a) with respect to a share of Roll-Over Equity, $27.00 and (b) with respect to all other shares of Common Stock, the purchase price paid therefor.

     26.8. INVOLUNTARY TRANSFER. "Involuntary Transfer" shall have the meaning set forth in Section 7.

     26.9. MAJORITY MANAGEMENT STOCKHOLDERS. "Majority Management Stockholders" as of any date of determination shall mean those Management Stockholders who then hold 50% or more of the aggregate of all shares of Common Stock then held of record and beneficially owned by the Management Stockholders.

     26.10. MANAGEMENT STOCKHOLDER PARTY. "Management Stockholder Party" shall mean any Management Stockholder or Permitted Transferee.

     26.11. MERGER; MERGER AGREEMENT. "Merger" and "Merger Agreement" shall have the meaning set forth in the Recitals hereto.

     26.12. OPTION EXCESS PRICE. In the event of termination of the Management Stockholder's employment as described in Section 3.2(a) the "Option Excess Price" with respect to an Option shall mean the product of (i) the number of shares of Common Stock subject to such Option and (ii) the excess, if any, of
(x) the Fair Market Value of a share of Common Stock as determined pursuant to
Section 5, over (y) the exercise price applicable to such Option. In the event of termination of the Management Stockholder's employment as described in
Section 3.2(b), the "Option Excess Price" with respect to an Option shall mean
(a) with respect to Options other than Roll-Over Options, zero and (b) with respect to Roll-Over Options, the product of (i) the number of shares subject to such Option and (ii) the excess, if any of (x) $27.00, over (y) the exercise price applicable to such Option. Notwithstanding the foregoing, if the exercise price applicable to an Option is equal to or greater than the Fair Market Value of a share of Common Stock or $27.00, as applicable, the Option Excess Price shall be zero.

     26.13. PERMITTED ASSIGNEE. A "Permitted Assignee" shall mean, (i) Odyssey and Odyssey Coinvestors, LLC (together the "ODYSSEY STOCKHOLDERS"), (ii) any general or limited partner or member of any Odyssey Stockholder (an "ODYSSEY PARTNER"), (iii) any corporation, partnership, limited liability company or other entity that is an Affiliate of any Odyssey Stockholder or of any Odyssey Partner (collectively, the "ODYSSEY AFFILIATES"), (iv) any managing director, member, general partner, director, limited partner, officer or employee of (a) any Odyssey Stockholder, (b) any Odyssey Partner or (c) any Odyssey Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (iv) (collectively, the "ODYSSEY ASSOCIATES"), (v) any trust, the beneficiaries of which, or corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, include only Odyssey Stockholders, Odyssey Partners, Odyssey Affiliates, Odyssey Associates, their spouses or their lineal descendants; and (v) a voting trustee for one or more Odyssey Stockholders, Odyssey Affiliates, Odyssey Partners or Odyssey Associates.

     26.14. PERSON. "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     26.15. PRINCIPAL STOCKHOLDER. "Principal Stockholder" shall mean Odyssey Investment Partners Fund, LP and any of its Permitted Assignees.

     26.16. RETIREMENT. "Retirement" with respect to a Management Stockholder shall mean the retirement of such Management Stockholder upon or after reaching the age of 65 or as otherwise defined in a written agreement between Company and such Management Stockholder.

     26.17. ROLL-OVER OPTIONS. "Roll-Over Options" shall have the meaning ascribed to such term in the Recitals hereto.

     26.18. ROLL-OVER SHARES. "Roll-Over Shares" shall have the meaning ascribed to such term in the Recitals hereto.

     26.19. TRANSFER. "Transfer" (or any variation thereof used herein) shall mean any direct or indirect sale, assignment, mortgage, transfer, pledge, hypothecation or other disposal.

     26.20. VESTED. "Vested" with respect to an Option, as of any date of determination, shall mean that portion of such Option that is then Vested and exercisable.



                            [signature pages follow]

     IN WITNESS WHEREOF, the undersigned has executed this Management Stockholders' Agreement as of the day and year first written above.

                                      Dayton Superior Corporation

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                         ---------------------------------------
                                         John A. Ciccarelli


                                         ---------------------------------------
                                         James C. Stewart


                                         ---------------------------------------
                                         Michael C. Deis


                                         ---------------------------------------
                                         William C. Mongole


                                         ---------------------------------------
                                         James W. Fennessy


                                         ---------------------------------------
                                         Scott Wills


                                         ---------------------------------------
                                         Alan F. McIlroy


                                         ---------------------------------------
                                         Mark K. Kaler




                                         ---------------------------------------

Management Stockholders' Agreement

                                         Raymond E. Bartholomae


                                         ---------------------------------------


                                         Jaime Taronji, Jr.


                                         ---------------------------------------
                                         Thomas W. Roehrig


                                         ---------------------------------------
                                         Gregory K. Arnett


                                         ---------------------------------------
                                         Gaylyn B. Betker


                                         ---------------------------------------
                                         Thomas Degnan


                                         ---------------------------------------
                                         Leslie A. Gaines


                                         ---------------------------------------
                                         Rodney Jacobs


                                         ---------------------------------------
                                         Keith Janning


                                         ---------------------------------------
                                         Myron Jornov


                                         ---------------------------------------
                                         Anthony F. Kripp



                                         ---------------------------------------

Management Stockholders' Agreement

                                         ---------------------------------------
                                         Dennis Mallaney


                                         ---------------------------------------
                                         Douglas W. Piar


                                         ---------------------------------------
                                         Lee Randall


                                         ---------------------------------------
                                         John M. Rutherford


                                         ---------------------------------------
                                         Michael A. Barnett


                                         ---------------------------------------
                                         Andrew O. Cannon


                                         ---------------------------------------
                                         Roy L. Edgar


                                         ---------------------------------------
                                         Steve Getz


                                         ---------------------------------------
                                         Richard Hetisimer


                                         ---------------------------------------
                                         William S. Jagger


                                         ---------------------------------------
                                        Keith E. Keller




                                         ---------------------------------------


Management Stockholders' Agreement

                                         ---------------------------------------
                                         Daniel G. Lalowski


                                         ---------------------------------------
                                         Jonathon Paine Jr.


                                         ---------------------------------------
                                         Lloyd A. Rafalsky


                                         ---------------------------------------
                                         Robert R. Roeller


                                         ---------------------------------------
                                         Ardee D. Toppe


                                         ---------------------------------------
                                         Charles L. Webster


                                         ---------------------------------------
                                         Joseph W. Zinck







Management Stockholders' Agreement

                                         Odyssey Coinvestment Partners, LLC



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title




                                         Odyssey Investment Partners Fund, LP
                                           By:  Odyssey Capital Partners, LLC,
                                                its general partner



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title



Management Stockholders' Agreement